SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


Filed Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 30, 1999
                                                 ----------------------------

            Renaissance Capital Growth & Income Fund III, Inc.
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          (Exact name of registrant as specified in its charter)

                               Texas
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                (State or other jurisdiction of incorporation)


                0-20671                              75-2533518
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     (Commission File Number)         (I.R.S. Employer Identification No.)


8080 N.  Central Expressway, Suite 210, LB 59, Dallas, TX        75206-1857
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                (Address of principal executive offices)         (Zip Code)

                          214/891-8294
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         Registrant's telephone number, including area code

                         Not Applicable
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    (Former name or former address, if changed since last report)



Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          On September 30, 1999, the Audit Committee of the Board of Directors of Registrant approved the appointment of Ernst & Young LLP ("Principal Accountant") as the Registrant's independent auditor.

          Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

          Prior to the engagement of the Principal Accountants, KPMG LLP ("Former Auditors") had served as the Company's independent auditor for the years ended December 31, 1998 and 1997. On August 23, 1999, the Former Auditors resigned. The Former Auditors' reports for the fiscal years ended December 31, 1997 and December 31, 1998 contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim periods through the date of dismissal, there have been no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused such firm to make reference to the subject matter of the disagreement in connection with its report.

          Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.
Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of Business Acquired.

          b.   Pro Forma financial Information.

          c.   Exhibit Index.

               Exhibit Number      Identification of Exhibit
               --------------      -------------------------
                     1             Letter response of KPMG LLP

Item 8.   Change in Fiscal Year.

          Not Applicable.


                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                    By:                     /S/
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                           Russell Cleveland, President and Chairman

DATE:   October 12, 1999
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                           EXHIBIT 1



October 12, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Renaissance Capital Growth & Income Fund III, Inc. and, under the date of February 12, 1999, we reported on the financial statements of Renaissance Capital Growth & Income Fund III, Inc. as of and for the years ended December 31, 1998 and 1997. On August 23, 1999, we resigned as principal accountants. We have read Renaissance Capital Growth & Income Fund III, Inc.'s statements included under Item 4 of its Form 8-K dated October 12, 1999 and we agree with such statements, except that we are not in a position to agree or disagree with the Registrant's statement that the change was approved by the Audit Committee of the Board of Directors.

Very truly yours,

     /S/

KPMG LLP
Dallas, Texas